                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 31, 2004
       -----------------------------------------------------------------
                        (Date of earliest event reported)


                           LAUREL CAPITAL GROUP, INC.
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                          0-23010                  25-1717451
-------------------------------------------------------------------------------
(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


2724 Harts Run Road, Allison Park, Pennsylvania                  15101
-------------------------------------------------------------------------------
(Address of principal executive office)                        (Zip Code)


                                 (412) 487-7404
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,if
                           changed since last report)



Page 1 of 4 Pages
Exhibit Index appears on Page 4

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------------------------------

          On August 31, 2004, Laurel Capital Group, Inc. issued a press release announcing its results of operations for the year ended June 30, 2004. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS
          ---------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  The following exhibits are filed with this report:

          Exhibit Number    Description
          --------------    -----------

          99.1              Press Release dated August 31, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                LAUREL CAPITAL GROUP, INC.

Date:  September 2, 2004        By: /s/  Edwin R. Maus
                                    ------------------
                                    Edwin R. Maus
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number                Description
--------------                -----------

99.1                          Press Release Dated August 31, 2004